                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ____________________

Date of Report (Date of Earliest Event Reported): February 1, 1999

                           CALCOMP TECHNOLOGY, INC.
              (Exact Name of Registrant as Specified in Charter)

Delaware                          0-16071            06-0888312
(State or Other Jurisdiction      (Commission        (IRS Employer
of Incorporation)                 File Number)       Identification No.)

2411 West La Palma Avenue, Anaheim, CA              92801
(Address of Principal Executive Offices)          (Zip Code)

      Registrant's Telephone Number, including Area Code:  (714) 821-2000

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

     The attached unaudited pro forma condensed financial information is hereby filed as a supplement to Item 7 of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 1999.

     On February 1, 1999 the Registrant sold the operating assets and certain liabilities of its Input Technologies Division (the "Division") to GTCO Corporation. Subsequently, the Registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission on February 16, 1999 disclosing the Registrant's disposition of the Division.

     The Registrant's Board of Directors has adopted a plan for orderly shutdown and liquidation, and the Registrant is in the process of selling or liquidating all of its non-CrystalJet assets. The Registrant has ceased all manufacturing, sales and marketing activities and has significantly scaled back its operations to a level necessary to complete the liquidation of its assets. On April 13, 1999, the Registrant filed its Form 10-K for the fiscal year ended December 27, 1998 under which the Registrant adopted the liquidation basis of accounting. Consequently, the disclosure in this Form 8-K/A of the pro forma financial information relating to the disposition of the Division includes only a pro forma consolidated statement of net liabilities in liquidation. A pro forma consolidated statement of operations is not presented as it would not provide meaningful information.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b) Unaudited pro forma consolidated financial information.

               The following sets forth the unaudited pro forma consolidated statement of net liabilities in liquidation of the Registrant as of December 27, 1998 which reflects the disposition of the Division. The above transaction has been reflected in the proforma consolidated statement of net liabilities in liquidation as of December 27, 1998 set forth below assuming that the transaction had been consummated as of that date.

                           CALCOMP TECHNOLOGY, INC.
                          (In Process of Liquidation)
       PRO FORMA CONSOLIDATED STATEMENT OF NET LIABILITIES IN LIQUIDATION
                                  (Unaudited)
                               December 27, 1998

                     (In thousands, except per share data)

                                               Historical      Adjustment (1)      Pro forma
                                               ----------      --------------      ---------
ASSETS:
Cash.......................................... $    3,280          $    6,500    $    9,780

Accounts receivable...........................      7,775                             7,775

Inventories...................................      5,966                             5,966

Prepaid expenses and other assets.............      1,033                             1,033

Net assets (liabilities) held for sale........      1,430              (6,500)       (5,070)

Property, plant and equipment.................      2,455                             2,455
                                                    -----                             -----
       Total assets...........................     21,939                            21,939
                                                   ------                            ------
LIABILITIES:
Accounts payable..............................     12,308                            12,308

Accrued salaries and related expenditures.....     20,697                            20,697

Operating expenses during liquidation period..     21,647                            21,647

Commitment cancellation costs.................     15,433                            15,433

Other liabilities.............................     16,854                            16,854
                                                   ------                            ------
       Total liabilities......................     86,939                            86,939
                                                   ------                            ------
Net liabilities in liquidation................   $(65,000)                        $ (65,000)
                                                 ========                         =========

Number of common shares outstanding...........     47,121                            47,121
                                                   ======                            ======
Net assets in liquidation per share...........     $(1.38)                           $(1.38)
                                                   ======                            ======

(1) To reflect the cash proceeds received from the sale of the Division on February 1, 1999.

          (c)  Exhibits.

               Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 1999       CALCOMP TECHNOLOGY, INC.

                            By:     /s/ JOHN J. MILLERICK
                                    ------------------------------
                                    John J. Millerick
                                    Senior Vice President and  Chief Financial
                                    Officer